      Exhibit 99.1

JOINT VENTURE AGREEMENT

This JOINT VENTURE AGREEMENT ("Agreement") is made on 14 June, 2010 by and between TRIBAND RESOURCES having its registered office at 10 Jalan Utama 1/2, Taman Perindustrian Puchong Utama, 47100 Puchong, Selangor, Malaysia (hereinafter referred to as “TR”) and JUTA KETARA SDN BHD having its registered office at 32B, Jalan SS2/66, 47300, Petaling Jaya, Selangor, Malaysia (hereinafter referred to as “JK”);

RECITALS

1.

TR specializes in low risk, secure renewable energy investments that support the growing demand for clean and sustainable energy.

2.

JK is engaged in the design, integration and delivery of cost effective horizontal axis wind turbines, vertical axis wind turbines and remote monitoring systems.

3.

The parties wish to establish a joint venture among them to develop a 10 MW solar-wind hybrid energy farm on a 101 hectare site located in Selangor, Malaysia.

4.

Pending and subject to approval by the relevant regulatory authorities, the development of the solar-wind hybrid energy farm is expected to commence in the fourth quarter of 2010 to be commissioned by 2011.

5.

The parties wish to define their roles and responsibilities and provide the most effective and effective means to exploit the solar-wind energy production business in Malaysia and Asia.

THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS SET FORTH HEREIN, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED AS FOLLOWS:

1.

FORMATION OF A JOINT VENTURE COMPANY

1.1

The parties hereto agree to form a joint-venture company (“JVC”) for the purpose of carrying on the following business:

A.

establishing a 10 MW solar-wind hybrid energy farm on a 101 hectare site located in Selangor, Malaysia; and

B.

to carry on any other business which may be usefully carried on in connection with such business.

1.2

TR or its agent shall incorporate a  private limited company under the laws of Malaysia, which corporation shall be named Triband Solar-Wind Power Sdn Bhd.

1.3

The parties hereto agree that their respective shareholding in the capital of the JVC shall be in the proportion hereunder contained:

Shareholder

   Percentage

TR

70

JK

30

           -----

           100

           -----

1.4

The authorized capital of the JVC shall be Ringgit Malaysia Twenty Million (RM20,000,000) made up of 20,000,000 ordinary shares of RM1.00 each.

1.5

Pursuant to this Agreement, each party shall subscribe for cash, the number of ordinary shares corresponding to its shareholding portion as outlined under item 1.3 above to provide the initial funds up to Ringgit Malaysia One Hundred Thousand (RM100,000) to finance the initial working capital of the  JVC.

1.6

The parties hereto agree that the above equity structure may be amended in the future to permit new shareholders to participate in the equity of the JVC upon terms and conditions to be mutually agreed upon.

1.7

In the event of any of the aforesaid parties choosing not to exercise its rights, any shares not subscribed by one party within ninety (90) days shall become available for subscription by the other parties in proportion to the number of shares held between themselves respectively.

1.8

Notwithstanding Clause 1.7, JK shall be permitted to initially subscribe for fifteen percent with the remaining fifteen percent to be subscribed within six (6) months from date of this Agreement.

2.

OBLIGATIONS OF THE PARTIES

2.1

TR shall be responsible for:

a)

Applying to relevant regulatory authorities for necessary approvals prior to commencement of the project.

b)

managing the financing and business of the Company.

c)

providing support services including all initial management and operation personnel.

2.2

JK shall be responsible for:

a)

Managing the engineering, development and construction of the solar-wind farm.

b)

Securing the supply of the photovoltaic panels, wind turbines and supporting peripherals.

c)

Providing remote monitoring of the solar-wind farm’s operations

2.3

Joint Obligations

a)   Securing Power Purchase Agreements with utility companies.

b)   Managing the operation and maintenance of the solar-wind hybrid energy farm

c)  Procuring services of any third party service providers, whether in Malaysia or outside Malaysia, that provides products and services essential to the business operation of the Company.

3.

SHAREHOLDERS' MEETING

3.1

The quorum necessary for holding any meeting of the shareholders of the Company shall be two (2) members.

3.2

Any resolution at any annual or special meeting of the shareholders of the Company relating to matters contained in Clause 4.8.9 shall be carried by a simple majority or more of the votes of shareholders present thereat.

3.3

Each party hereto shall have one vote for each share of which it is the holder and may be present at any general or extraordinary general meeting of shareholders whether in person or by proxy.

3.4

The shareholders shall exercise all voting rights and other powers of control available to them in relation to the Company so as to procure (insofar as they are able by the exercise of such rights and powers) that the Company shall without the prior written consent of all the shareholders :

i)

create any fixed or floating charge, lien (other than a lien arising by operation of law) or other encumbrance(s) over the whole or any part of the undertaking, property or assets of the Company;

ii)

borrow any sum (except from the Company’s bankers in the ordinary and proper course of the business) in excess of a maximum aggregate sum outstanding at any time of Ringgit Malaysia Twenty Thousand (RM20,000);

iii)

make any loan or advance or give credit (other than normal trade credit) in excess of Ringgit Malaysia Twenty Thousand (RM20,000.00) to any person, except for the purpose of making deposits with bankers which shall be repayable upon the giving of no more than seven (7) days’ notice;

iv)

issue any unissued shares for the time being in their respective capitals or create or issue any new shares, except as expressly permitted by the Articles of Association of the Company;

v)

alter any rights attaching to any class of share in the capital of the Company;

vi)

consolidate, sub-divide or convert any of Company’s share capital or in any way alter the rights attaching thereto;

vii)

do or permit or suffer to be done any act or thing whereby the Company may be wound up (whether voluntarily or compulsorily) save as otherwise expressly provided for in this Agreement;

viii)

issue any debenture or other securities convertible into shares or debentures or any share warrants or any options in respect of shares;

ix)

acquire, purchase or subscribe for any shares, debentures, mortgages or securities (for any interest therein) in any company, trust or any body.

4.

BOARD OF DIRECTORS

4.1

The Board of Directors of the Company shall consist of three (3) members, of whom:

(a)

two  will be nominees of TR

(b)

one will be a nominee of JK

provided that in the event of any change in the proportion of the shareholdings of the parties hereto in the paid up capital of the Company, the rights hereinbefore conferred on the parties hereto to nominate their representative or representatives to the board shall be modified as to ensure approximately similar proportional representation.

4.2

The power of the parties to nominate Directors shall include the right to remove him/them at any time and from time to time and to substitute for other nominee or nominees in his or their place(s).

4.3

The Board shall meet at least once every three months and shall meet at such other time or times as may be deemed necessary by any member of the Board.

4.4

A Director shall be entitled to nominate an Alternate for such period as he shall deem fit and such power to nominate shall include the power to remove such alternate at any time and from time to time.

4.5

The quorum of any meeting of the Board shall be two Directors.

4.6

No business shall be transacted at any meeting of the Board unless in accordance with the provisions of the Bylaws of the Company.

4.7

A written consent shall not be effective unless signed by a majority of the Board of  Directors or their respective alternate.

4.8

Resolutions of the Board pertaining to any of the following matters or any matter as the parties hereto may decide from time to time shall be effective only if it shall have been passed  by the Board of Directors in accordance with the provisions of the Articles of Association of the Company:

4.8.1

the making of calls, options, the exercise of any lien or forfeiture of shares in the Company;

4.8.2

the payment of any dividend and the capitalization of profits by the Company:

4.8.3

the issuing of any guarantee or any borrowing by the Company in excess of Ringgit Malaysia Twenty Thousand (RM20,000.00);

4.8.4

any new undertaking by the Company of any business including but not limited to the acquisition of the whole or any part of any business or the reconstruction, consolidation, merger, amalgamation or engagement in any partnership or other joint venture of the Company with any other company, firm, person or persons;

4.8.5

any item of capital expenditure in excess of Ringgit Malaysia Ten Thousand (RM20,000.00) by the Company;

4.8.6

the lending of any monies to any company, firm or person or persons whatsoever;

4.8.7

the entering into any agreement which shall commit the Company for more than one  year, or where the value exceeds Ringgit Malaysia Fifty Thousand (RM50,000.00);

4.8.8

the purchase and sale of real estate;

4.8.9

the recommendation to the shareholders in general meetings of the Company relating to any of the following matters:-

(a)

change of the business of the Company as set out in Recital of this  Agreement;

(b)

any increase, reduction or alteration in the authorized, issued or paid-up capital of the Company;

(c)

any alteration to the classification  of shares in the Company or the rights and restrictions pertaining to such  shares or shareholders;

(d)

the transfer or conversion into stock of  shares in the Company;

(e)

any amendment to the Certificate of Incorporation and Bylaws of the Company;

(f)

the Winding-up, reconstruction, consolidation or amalgamation, (whether with any other company,  association, partnership or legal entity) of the Company other than as  expressly provided otherwise herein; and

Save as otherwise required by the Memorandum and  Articles of Association of the Company or by any of the provisions herein contained in this Agreement, all matters at meeting(s) of the Board of the Company or in meetings of the shareholders of the Company  shall be decided by a simple majority of votes cast.

5.

MANAGEMENT

5.1

The Board of Directors may employ such persons and at such compensation as it deems necessary and appropriate to further the purpose of the joint venture.

5.2

The Chairman of the JVC shall be a nominee of TR.

6.

TERMINATION

6.1

In the event that any party to this Agreement files for bankruptcy, makes an assignment for the benefit of creditors or becomes subject to the supervision of a receiver or trustee, the other parties to this Agreement may upon 120 days written notice terminate the Agreement.

6.2

In the event that this Agreement is terminated, whether according to its terms or otherwise, the JVC shall be dissolved and shall wind up its affairs.

7.

LIABILITY

Each Party acknowledges that it shall be responsible for any loss, cost, damage, claim or other charge that arises out of or is caused by the actions of that Party or its employees or agents. No Party shall be liable for any loss, cost, damage, claim or other charge that arises out of or is caused by the actions of any other Party or its employees or agents. Joint and several liability will not attach to the Parties; no Party is responsible for the actions of any other Party, but is only responsible for those tasks assigned to it.  The Parties agree that in no event will consequential or punitive damages be applicable or awarded with respect to any dispute that may arise between or among the Parties in connection with this Agreement.

8.

NOTICES

Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) or facsimile transmission (receipt confirmed) to the address set forth on the signature page of this Agreement or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, five days after deposit in the mail, one business day after deposit with a reputable overnight courier service, and on the date of facsimile transmission.

A party may change its address to receive notices by providing written instructions to the other parties.

9.

NON-COMPETITION

The parties hereto will not enter into any competing business nor appropriate unto themselves any corporate opportunity of the JVC.

10.

CONFIDENTIALITY

10.1

The parties to this Agreement each covenant to hold strictly secret and confidential the proprietary and business information, trade secrets, intellectual property and all other information or commercial information concerning (i) the JVC or (ii) any party to this Agreement and shall not disclose such confidential or proprietary information to any third party  except  to  the  extent  required  by law (provided that any party so required shall provide the other party with the contents of such disclosure as soon as reasonably  practicable prior  to making such disclosure).

10.2

The provisions of this Clause 10 shall survive the termination of this Agreement.

11.

GENERAL PROVISIONS

11.1

Amendments. No amendment or modification of this agreement shall be valid unless made in writing and signed by all parties.

11.2

Non-Assignability and Successors-in-Title. This agreement may not be assigned by any Party without the prior written consent of the other Party, such consent shall not be unreasonably withheld. This provision shall not apply in the event a Party changes its name or as part of the sale of the Party's business.   This Agreement shall be binding upon the successors and permitted assigns of the parties hereto.

11.3

Force Majeure. No Party shall be liable, in respect to any delay in completion of work hereunder or of the non-performance of any term or condition of this Agreement directly or indirectly resulting from delays by Acts of God; acts of the public enemy; strikes; lockouts; epidemic and riots; power failure; water shortage or adverse weather conditions; or other causes beyond the control of the Parties. In the event of any of the foregoing, the time for performance shall be equitably and immediately adjusted, and in no event shall any Party be liable for any consequential or incidental damages from its performance or non-performance of any term or condition of this agreement. The Parties shall resume the completion of work under this Agreement as soon as possible subsequent to any delay due to force majeure.

11.4

Choice of Law/Venue/Jurisdiction.    This Agreement shall be governed, interpreted and enforced under the laws of Malaysia without regard to any principles of conflicts of laws.  The Parties agree that any dispute, claim, or controversy concerning this Agreement or the termination of this Agreement, or any dispute, claim or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Kuala Lumpur, Malaysia in accordance with the Arbitration Act 2005. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. The Parties will pay the costs and expenses of such arbitration in such proportions as the arbitrator shall decide, and each Party shall separately pay its own legal fees and expenses.

11.5

Headings. Article and section headings contained in this Agreement are included for convenience only and form no part of the agreement among the parties.

11.6

Inconsistencies.   In the event that any provision of this Agreement should conflict with any provision of the Memorandum and Articles of Association of the JVC, this Agreement shall take precedence.

11.7

Severability. If any provision of this Agreement is declared invalid by any court or government agency, all other provisions shall remain in full force and effect.

11.8

Waivers. Waiver by any Party of any breach or failure to comply with any provision of this Agreement by another Party shall not be construed as, or constitute, a continuing waiver of such provision or a waiver of any other breach of or failure to comply with any other provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

TRIBAND RESOURCES

JUTA KETARA SDN BHD

By:   /s/  Lee Kok Leeh

By:   /s/  Kamaruddin Bujang

        ----------------------------

        --------------------------------

Name:  Lee Kok Leeh

Name:  Kamaruddin Bujang

Title :  President & CEO

Title:  President & CEO